Supplement Dated January 9, 2019
To The Statement of Additional Information
Dated August 13, 2018

JNL® Investors Series Trust

Effective January 1, 2019, on page 42, in the section "Trustees and Officers of the Trust," subsection "Trustee Compensation," please delete the first paragraph in the entirety and replace with the following:

The Trustee who is an "interested person" receives no compensation from the Trust.  Effective January 1, 2019, each independent Trustee is paid by the Fund Complex an annual retainer of $220,000, as well as a fee of $15,500 for each in-person meeting of the Board attended.  These fees are allocated to the Funds within the Fund Complex on a pro-rata basis based on net assets. For each telephonic meeting of the Board attended, each independent Trustee is paid a fee of $6,000. The Chairman of the Board of Trustees receives an additional annual retainer of $94,000.  The Chair of the Audit Committee receives an additional annual retainer of $27,000 for his services in that capacity.  The members of the Audit Committee, including the Chair, receive $3,500 for each in-person or telephonic Audit Committee meeting attended.  The Chair of the Governance Committee receives an additional annual retainer of $22,000 for his services in that capacity.  The members of the Governance Committee, including the Chair, receive $3,500 for each in-person or telephonic Governance Committee meeting attended. The Chair of each Investment Committee receives an additional annual retainer of $15,000 for his or her services in that capacity.  The Investment Committees typically have telephonic meetings three times per year, in addition to their in-person meetings, which take place concurrently with Board meetings. The members of each Investment Committee receive $3,500 for each telephonic Investment Committee meeting attended. If an independent Trustee participates in an in-person Board meeting by telephone, the independent Trustee will receive half of the meeting fee.

This Supplement is dated January 9, 2019.